SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A STATEMENT


                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    /_/  Filed by a Party other than the Registrant  /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement
/_/  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              DEL WEBB CORPORATION
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              PACIFIC PARTNERS, LLC
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.
         /_/      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11

(1)      Title of each class of securities to which transaction applies:
         Not applicable
         -----------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:
         Not applicable
         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
         Not applicable
         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:
         Not applicable
         -----------------------------------------------------------------------

(5)      Total fee paid:
         Not applicable
         -----------------------------------------------------------------------

/_/      Fee paid previously with preliminary materials
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

(1)      Amount Previously Paid:
         Not applicable
         -----------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:
         Not applicable
         -----------------------------------------------------------------------

(3)      Filing Party:
         Not applicable
         -----------------------------------------------------------------------

(4)      Date Filed:
         Not applicable
         -----------------------------------------------------------------------

                                  NEWS RELEASE
                                                           For Immediate Release
CONTACT: Denise D. Resnik
                  (602) 956-8834


                PACIFIC PARTNERS FILES DEFINITIVE PROXY STATEMENT


         PHOENIX (October 19, 2000) - Pacific Partners, LLC, a private investment group, has filed a definitive proxy statement with the Securities and Exchange Commission to solicit proxies from stockholders of Del Webb Corp. (NYSE--WBB) for use at Del Webb's annual stockholders meeting scheduled for November 2, 2000.
         Pacific Partners urges Del Webb stockholders to vote the BLUE proxy card included with the proxy materials being mailed by Pacific Partners. The proxy statement also is posted at www.pacificpartners.bizland.com.
         Information regarding the identity of the persons who, under SEC rules, may be deemed to be participants in Pacific Partners' solicitation of Del Webb's stockholders, and their interests in the solicitation, are set forth in Pacific Partners' definitive proxy statement filed October 19, 2000 with the SEC. Copies of the definitive proxy statement are being mailed to Del Webb's stockholders. Stockholders are urged to read the Pacific Partners proxy statement and any other relevant documents that may be filed with the SEC because they contain important information. Stockholders can obtain these documents free of charge at the SEC's website (www.sec.gov) and at Pacific Partners' website (www.pacificpartners.bizland.com). Copies are also available free of charge from D.F. King & Co. Inc. at 1-800-207-2872 or jcornwell@dfking.com. Stockholders should read the Pacific Partners proxy statement carefully before making any voting decisions.
                                      -30-